                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT,



                        dated as of December 31, 1993,



                                     among



                      ASSOCIATED NATURAL GAS CORPORATION,

                                as the Company,



                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,



                                      and



                             CONTINENTAL BANK N.A.,

                         as the Agent for the Lenders.

                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT



     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of December 31, 1993 (this "Amendment"), among ASSOCIATED NATURAL GAS CORPORATION, a
                ---------
Delaware corporation (the "Company"), the various financial institutions as are
                           -------
parties hereto (collectively, the "Lenders"), and CONTINENTAL BANK N.A., as
                                   -------
agent (the "Agent") for the Lenders,
            -----


                             W I T N E S S E T H:

     WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Revolving Credit Agreement, dated as of June 1, 1992, as amended as of July 15, 1992 (as so amended, the "Credit Agreement"); and
                                         ----------------

     WHEREAS, the Company, the Lenders and the Agent now desire further to amend the Credit Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1.   Certain Defined Terms.  The following terms (whether or not
                    ---------------------
underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the preamble.
      -----                    --------

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Company" is defined in the preamble.
      -------                    --------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Effective Date" is defined in Section 5.3.
      --------------                -----------

     "Lenders" is defined in the preamble.
      -------                    --------

     SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or the
                   --------------------
context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                  ARTICLE II

                                  AMENDMENTS

     SECTION 2.1.  Amendment to Section 1 of the Credit Agreement.
                   ----------------------------------------------

     SECTION 2.1.1. The definition of "Committed Amount" appearing in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Committed Amount -- shall be $150,000,000 or any lesser amount from
           ----------------
     time to time in effect pursuant to the terms of Section 2.3 hereof."
                                                     -----------

     SECTION 2.1.2. The definition of "Conversion Date" appearing in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Conversion Date -- shall be May 1, 1996."
           ---------------

     SECTION 2.2.  Amendment to Section 3.1 of the Credit Agreement.  Clause
                   ------------------------------------------------
(ii) of Section 3.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(ii) shall on the first Business Day of each August, November, February and May (herein called a `Principal Payment Date'), commencing
                                        ----------------------
     August 1, 1996, make a scheduled repayment of the aggregate principal balance of the Loans outstanding on the Conversion Date in an amount equal to 1/12th of such aggregate principal balance."

     SECTION 2.3.  Replacement of Exhibit A to the Credit Agreement.  Exhibit A
                   ------------------------------------------------
to the Credit Agreement is hereby amended in its entirety to read as provided in Exhibit A hereto.
- ---------

     SECTION 2.4.  References to Notes in the Credit Agreement. All references
                   -------------------------------------------
in the Credit Agreement to (a) a Note shall be deemed to refer to the New Promissory Note (herein so called) in the form of Exhibit A hereto and (b)
                                                  ---------
Exhibit A shall be deemed to refer to Exhibit A hereto.
                                      ---------

                                  ARTICLE III

                             CONDITIONS PRECEDENT

     SECTION 3.1.  Conditions to Effectiveness.  The effectiveness of this
                   ---------------------------
Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article III.
                                           -----------

     SECTION 3.1.1.  Resolutions, etc.  The Agent shall have received from the
                     ----------------
Company a certificate, dated the Effective Date, of its Secretary or Assistant Secretary as to

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and the New Promissory Notes; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment and the New Promissory Notes,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Company canceling or amending such prior certificate.

     SECTION 3.1.2.  Delivery of New Notes.  The Agent shall have received, for
                     ---------------------
the account of each Lender, its New Promissory Note duly executed and delivered by the Company.

     SECTION 3.1.3.  Opinion of Counsel.  The Agent shall have received an
                     ------------------
opinion, dated the Effective Date and addressed to the Agent and all Lenders, from Erik B. Carlson, Esq., counsel to the Company, substantially in the form of Exhibit B hereto.
- ---------

     SECTION 3.1.4.  Payment of Fee.  The Company shall have paid to the Agent,
                     --------------
for the pro rata account of the Lenders, a non-refundable fee of 1/8 of 1% of $50,000,000.

     SECTION 3.1.5.  Compliance with Warranties, No Default, etc. Both before
                     -------------------------------------------
and after giving effect to any borrowing in connection with this Amendment the following statements shall be true and correct on the Effective Date:

          (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.5) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) except as disclosed by the Company to the Agent and the Lenders pursuant to Section 7.5 of the Credit Agreement

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which would, if adversely determined, materially adversely affect the financial condition or continued operations of the Company and its Subsidiaries or which would purport to affect the legality, validity or enforceability of this Amendment or the New Promissory Notes; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.5 which would, if adversely determined, materially adversely affect the financial condition or continued operations of the Company and its Subsidiaries; and

          (c) no Unmatured Event of Default shall have then occurred and be continuing, and neither the Company nor any of its Subsidiaries shall be in material violation of any law or governmental regulation or court order or decree.

     SECTION 3.1.6.  Satisfactory Legal Form.  All documents executed or
                     -----------------------
submitted pursuant hereto by or on behalf of the Company shall be satisfactory in form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may have reasonably requested.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Amendment, the Company hereby represents and warrants unto the Agent and each Lender as set forth in this Article IV.
              ----------

     SECTION 4.1.  Due Authorization, Non-Contravention, etc. The execution,
                   -----------------------------------------
delivery and performance by the Company of this Amendment and the New Promissory Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene the articles of incorporation or by-laws of the Company;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties.

     SECTION 4.2.  Government Approval, Regulation, etc.  No authorization or
                   ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment or the New Promissory Notes.

     SECTION 4.3.  Validity, etc.  This Amendment constitutes, and the New
                   -------------
Promissory Notes when executed and delivered will constitute, the legal, valid and binding obligation of the Company enforceable in accordance with their respective terms.

     SECTION 4.4.  Representation with Respect to Financial Statement.  The
                   --------------------------------------------------
Company's audited consolidated financial statement as at September 30, 1993, copies of which have been furnished to the Lenders, has been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and presents fairly the financial condition of the Company and its Subsidiaries as at such date and the results of their operations for the period then ended.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS


     SECTION 5.1.  Ratification of and References to the Credit Agreement.  This
                   ------------------------------------------------------
Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 5.2.  Headings.  The various headings of this Amendment are
                   --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 5.3.  Execution in Counterparts, Effectiveness, etc. This Amendment
                   ---------------------------------------------
may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective (retroactive to December 31, 1993) on the date (the "Effective Date") when (i) counterparts
                                        --------------
hereof executed on behalf of the Company and the Lenders (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Company and each Lender, and
(ii) the conditions precedent set forth in Section 3.1 shall have been satisfied
                                           -----------
(or waived by the Required Lenders).

     SECTION 5.4.  Governing Law; Entire Agreement.  THIS AMENDMENT SHALL BE
                   -------------------------------
DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      ASSOCIATED NATURAL GAS CORPORATION


                                      By /s/ HAROLD R. LOGAN, JR.
                                        ---------------------------------
                                        Title: Senior Vice President/Finance


                                      CONTINENTAL BANK N.A.,
                                      individually and as Agent

                                      By /s/ ROBERT W. BOLT
                                        ---------------------------------
                                        Title: Vice President


                                      CIBC INC.


                                      By /s/ J. D. WESTLAND
                                        ---------------------------------
                                        Title: Vice President

                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By /s/ GEORGE W. PASSELA
                                        ---------------------------------
                                        Title: Managing Director

                                                                       EXHIBIT A

                              NEW PROMISSORY NOTE

                                                             New York, New York
$___________                                                   December 31, 1993


     The undersigned, FOR VALUE RECEIVED, promises to pay to the order of ____________________________ (herein called the "Lender") on the dates set forth
                                                 ------
in the Credit Agreement (hereinafter referred to) at the principal office of Continental Bank N.A. (herein called the "Agent") in Chicago, Illinois,
                                          -----
_____________________ MILLION DOLLARS ($___________) or, if less, the unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to the Credit Agreement and outstanding on the Conversion Date (as defined in the Credit Agreement), as shown either in the schedule attached hereto (and any continuation thereof) or in the records of the Lender.

     The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds.

     This Note, to the extent of a portion hereof, is an extension and renewal of the indebtedness evidenced by, and a replacement and substitution for, that certain promissory note of the undersigned, dated June 8, 1992 (herein called the "Prior Note"), payable to the order of the Lender in the original principal
     ----------
amount of $___________. The indebtedness evidenced by the Prior Note is a continuing indebtedness and nothing contained herein shall be construed to constitute a novation of the Prior Note or to deem paid the Prior Note.

     This Note is a Note described in, and is subject to the terms and provisions of, a Revolving Credit Agreement, dated as of June 1, 1992, as successively amended (as the same may at any time be further amended or modified and in effect, herein called the "Credit Agreement"), among the undersigned,
                                  ----------------
various financial institutions parties thereto (including the Lender) and the Agent. Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit

Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


                                       ASSOCIATED NATURAL GAS CORPORATION


                                       By
                                         ---------------------------------
                                         Title:



Address:

370 Seventeenth Street
Suite 900
Denver, Colorado  80202

                         LOANS AND PRINCIPAL PAYMENTS

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          Amount of Loan Made         Amount of Principal Repaid    Unpaid Principal Balance          Notation

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                         Reference                    Reference                     Reference
Date     Eurodollar        Rate         Eurodollar      Rate         Eurodollar       Rate         Total    Made By
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
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

                                                                       EXHIBIT B


                     [Letterhead of Erik B. Carlson, Esq.]

Continental Bank N.A., as Agent                                         [closing
under the Credit Agreement                                                 date]
referred to below

    -and-

Each of the Lenders now or hereafter
parties to the Credit Agreement
referred to below

      Re:  Associated Natural Gas Corporation Second
           Amendment to Revolving Credit Agreement, dated as of December 31, 1993

Gentlemen:

      I have acted as counsel to Associated Natural Gas Corporation, a Delaware corporation (herein called the "Company"), and certain of its subsidiaries in
                                -------
connection with the negotiation, execution and delivery of the following agreements and documents:

           (a) Second Amendment to Revolving Credit Agreement, dated as of December 31, 1993 (herein called the "Amendment"), among the Company, the
                                            ---------
      various financial institutions parties thereto (herein called the

      "Lenders") and Continental Bank N.A., as agent (herein called the
       -------
      "Agent"), and
       -----

           (b) New Promissory Notes, dated December 31, 1993 (herein called the "Notes"), issued by the Company pursuant to the Amendment and payable to
       -----
      the order of the Lenders.

      Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Amendment.

      I am familiar with the corporate proceedings taken by the Company in connection with the foregoing agreements and documents and the transactions contemplated thereby. In addition, I have examined such corporate records, certificates and other documents and such questions of law as I have considered necessary or appropriate for the basis of the opinions hereinafter expressed. As to certain factual matters, I have relied, where I deemed appropriate, upon information contained in certain certificates of officers of the Company and the Subsidiaries.

      In making the examination of all documents and agreements in connection with the opinions expressed herein, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

      The opinions expressed in paragraph 5 below are qualified to the extent that the enforceability of the terms and provisions of the documents and instruments referred to in said paragraphs may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles which may limit the right to obtain the remedy of specific performance of executory covenants.

      Based upon, and subject to, the foregoing, I am of the opinion that:

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where a failure so to qualify would have a materially adverse effect on the business or operations of the Company.

      2. Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its respective incorporation. Each Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where a failure so to qualify would have a materially adverse effect on the business or operations of such Subsidiary.

      3. The Company has full corporate power and authority to own and operate its properties and assets, carry on its business as currently conducted, and enter into and perform its obligations under the Amendment.

      4. Each Subsidiary has full corporate power and authority to own and operate its properties and assets, and carry on its business as currently conducted.

      5. The execution and delivery of the Amendment and the Notes and the performance by the Company of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company, and the Amendment and the Notes have been duly executed and delivered on behalf of the Company and constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms.

      6. There is no provision in the articles of incorporation or the by-laws of the Company, nor, to the best of my knowledge after due inquiry, any provision in any indenture, mortgage, contract or agreement to which the Company is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, or any writ, order or decision of any court or governmental instrumentality binding on the Company which would be contravened by the execution and delivery of the Amendment or the Notes, nor do any of the foregoing prohibit performance by the Company of any term, provision, condition, covenant or any other obligation of the Company contained in the Amendment or the Notes.

      7. Except as described in [reference most recent Form 10-K] there are no actions, suits or proceedings pending, or to the best of my knowledge after due inquiry, threatened against or affecting the Company or any Subsidiary before any court or a arbitrator(s) or by or before any administrative agency or governmental authority, which, if adversely determined, would have a materially adverse effect on the financial condition or business of the Company and the Subsidiaries taken as a whole.

      8. Neither the making nor the performance of the Amendment or the Notes requires the consent or approval of any governmental instrumentality or other Person.

      9. The Company is not a "holding company", a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      10. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      11. The Company is not engaged in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

      I am licensed to practice law only in the State of Colorado and, accordingly, the foregoing opinions are limited solely to the laws of the State of Colorado and applicable Federal law.

      This opinion letter is being furnished to the Agent and the Lenders for their use and the use of their counsel. No other use or distribution of this opinion may be made without my prior written consent.

                                       Very truly yours,